UMB SCOUT FUNDS

STOCK FUND
(UMBSX)

SEMIANNUAL REPORT   DECEMBER 31, 1999



No-load mutual funds with primary emphasis on long-term growth of both capital and income.


TO THE SHAREHOLDERS

The UMB Scout Stock Fund closed the quarter ended December 31, 1999 at $19.12 per share and had a total return (price change and reinvested distributions) of 8.39% for the quarter. The UMB Scout Stock Select Fund closed the quarter at $10.10 per share and had a total return (price change and reinvested distributions) of 7.57%.

The objective of these funds is to provide investors with long-term growth of both capital and dividend income;
current yield is secondary to the long-term growth objective.

What a year! World markets were up as economic recovery came to Southeast Asia and Eastern Europe. The stock markets responded accordingly. European and U.S. markets also continued to do well, but the real excitement was in Southeast Asia where markets rebounded strongly from the 1997 collapse, and in Japan, where the market came back to life in 1999. Latin American markets also improved, although their economies are still mired in recession.

The U.S. economy has fared the best, having consistently sailed through the crises in Southeast Asia and Eastern
Europe. Now that the other economies of the world have improved, the United States economy should slow down. At least this is what Federal Reserve Chairman Alan Greenspan hopes.

We have been able to maintain a high growth rate in the U.S.
economy without inflation primarily because the rest of the world has been lagging. Now that foreign economies are doing better, we will have to worry more about inflationary pressures in this country.

One of the common denominators of these markets has been the role of commodities. As economies have improved worldwide, commodity pricing has improved as well. According to the stock markets, this has been most apparent in petroleum products, aluminum and paper. Much of the under-developed world is driven by commodity prices such as these, so we expect that their economies should improve as well.

In addition to stronger commodity prices, one of the factors that could permit an increase in pricing pressures in this country would be a weaker dollar. But this would be the normal by-product of our U.S. growth lagging in relationship to the rest of the world.

Worldwide, the hot areas have been technology and telecommunications. We have raised our weighting in technology substantially, although we are still slightly under-weighted relative to the Standard & Poor's 500. We have added quality names like Intel, Molex, Gateway and Sun Microsystems, in addition to expanding some of the existing positions. We do not own Internet stocks at this point. They currently show all the characteristics of participating in a speculative bubble where investors buy stocks because they are going up, rather than because of any measurable valuations.

For other sectors, 1999 was not nearly as dramatic. Without the 50 or so technology stocks that have lead the market, the remainder of Standard & Poor's 500 have, on average, been flat to down. This is applied to both traditional value sectors like raw materials and to some of the traditional growth sectors such as drugs and other consumer staples.

Indeed, the close of 1999 saw a dramatic spread between returns for technology stocks and the rest of the market.
This was driven by two factors; first was tax-loss selling, where investors sold stocks to recognize their losses.
Almost anything that was down was pushed further down by people scraping the barrel to recognize losses to offset the good gains they had earned during the year. The second factor was year-end window dressing as many managers scrambled to sell their embarrassing securities and load up on the things that were working very well. We have to remember that most mutual funds and institutional portfolios are viewed with year-end positions and the transactions aren't seen.

We did not participate in this process, because we feel that it is an uneconomic activity which would not be in our investors' best interest. To the contrary, we try to take advantage of the practice by buying some of the depressed stocks at the end of the year and hopefully selling them at better prices early in the following year. A number of holdings were down and may not meet our criteria going forward, but we were reluctant to sell them at the end of the year when everyone else was doing so. Our shareholders will be much better off because we exercised our patience rather than trying to "dress up" the portfolio for our year-end statement.

The stocks' expected growth rate held steady, especially the top line, or sales growth, expected in future years. The beta has increased slightly, though it still is low in comparison to most stock funds. At the same time, we have been able to lower the financial leverage in companies in the portfolio and have actually lowered the expected earnings-price ratio.

We have made some changes in the Scout Stock Fund portfolio over the last quarter, which were designed to increase the growth prospects without substantially increasing the risk profile. We have had a net reduction of 17 positions in the portfolio. We think that the stocks that have been added, and the remaining stocks, will have a better focus going forward. The stocks in the present portfolio are expected to show better growth and carry a slightly higher volatility as measured by the stocks' beta. At the same time we have been able to keep the price-earnings ratio constant and actually lowering the financial leverage of the companies in our portfolio.

We appreciate you as a valued shareholder of UMB Scout Stock
Fund and encourage your questions and comments.

Sincerely,

/s/James L. Moffett
James L. Moffett

UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - HYPOTHETICAL GROWTH OF $10,000 - UMB SCOUT STOCK FUND (UMBSX)

CHART - HYPOTHETICAL GROWTH OF $10,000 - UMB SCOUT STOCK SELECT FUND

CHART - COMPARATIVE RATES OF RETURN
UMB Scout Stock Fund (UMBSX)
as of December 31, 1999
                                1 Year  3 Years  5 Years  10 Years
UMB Scout Stock Fund            13.31%  13.85%   14.36%    11.24%
Lipper Growth and Income
  Fund Index*                   11.86%  17.28%   20.62%    14.39%
S&P 500*                        21.04%  27.56%   28.56%    18.21%

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - COMPARATIVE RATES OF RETURN
UMB Scout Stock Select Fund
as of December 31, 1999
                               Quarter        Inception
UMB Scout Stock Select Fund      7.57%          1.76%
Lipper Growth and Income
  Fund Index*                    8.96%           N.A.
S&P 500*                        14.88%           N.A.

Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - TOP TEN EQUITY HOLDINGS
UMB Scout Stock Fund (UMBSX)
                                            Market     Percent
                                        Value (000's)  of Total
Motorola, Inc.                           $   4,712      2.85%
Molex, Inc.                                  4,535      2.75%
International Business Machines Corp.        4,320      2.62%
Gateway, Inc.                                3,963      2.40%
Texas Instruments, Inc.                      3,875      2.35%
Sun Microsystems                             3,872      2.35%
Apple Computer, Inc.                         3,598      2.18%
Intel Corp.                                  3,581      2.17%
Kimberly-Clark Corp.                         3,263      1.98%
Lucent Technologies, Inc.                    2,993      1.81%
Top Ten Equity Holdings Total:           $  38,711*    23.45%

As of December 31, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - TOP TEN EQUITY HOLDINGS
UMB Scout Stock Select Fund
                                            Market     Percent
                                        Value (000's)  of Total
Motorola, Inc.                             $   191       2.8%
Gateway, Inc.                                  187       2.7%
Sun Microsystems                               164       2.4%
Molex, Inc.                                    159       2.3%
Bard (C.R.), Inc.                              148       2.1%
Hewlett-Packard Co.                            148       2.1%
Apple Computer, Inc.                           144       2.1%
Mylan Laboratories, Inc.                       144       2.1%
Engelhard Corp.                                142       2.0%
Knight Ridder, Inc.                            141       2.0%
Top Ten Equity Holdings Total:             $ 1,569*     22.7%

As of December 31, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - FUND DIVERSIFICATION - UMB SCOUT STOCK FUND (UMBSX)

CHART - FUND DIVERSIFICATION - UMB SCOUT STOCK SELECT FUND

CHART - HISTORICAL PER-SHARE RECORD
UMB Scout Stock Fund (UMBSX)
                      Income &                  Cumulative*
             Net     Short-Term    Long-Term     Value Per
            Asset      Gains         Gains       Share Plus
            Value   Distribution  Distribution  Distributions
12/31/82   $  9.87    $ 0.03        $  -          $  9.90
12/31/83     11.34      0.86           -            12.23
12/31/84     11.20      0.62          0.11          12.82
12/31/85     12.74      0.73          0.22          15.31
12/31/86     12.78      0.51          1.01          16.87
12/31/87     11.87      0.78          0.97          17.71
12/31/88     12.62      0.49          0.39          19.34
12/31/89     13.87      0.62          0.49          21.70
12/31/90     12.76      0.59          0.21          21.39
12/31/91     15.40      0.48           -            24.51
12/31/92     15.77      0.39          0.31          25.58
12/31/93     16.24      0.38          0.79          27.21
12/31/94     15.01      0.46          1.19          27.63
12/31/95     16.34      0.73          0.87          30.56
12/31/96     16.97      0.47          0.62          32.28
12/31/97     19.01      0.46          1.00          35.78
12/31/98     18.86      0.45          1.10          37.18
12/31/99     19.12      0.40          1.79          39.62

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

CHART - HISTORICAL PER-SHARE RECORD
UMB Scout Stock Select Fund
                      Income &                  Cumulative*
             Net     Short-Term    Long-Term     Value Per
            Asset      Gains         Gains       Share Plus
            Value   Distribution  Distribution  Distributions
12/31/99    $10.10    $ 0.07        $   -          $10.17

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS           December 31, 1999 (unaudited)

Statement of Net Assets
                                                                MARKET
 SHARES   COMPANY                                               VALUE

STOCK PORTFOLIO
COMMON STOCKS - 84.16%
Basic Materials - 5.91%
 85,000    Brush Wellman, Inc.                               $   1,429,063
100,000    Engelhard Corp.                                       1,887,500
 50,100    International Paper Co.                               2,827,519
 76,000    Mallinckrodt Group, Inc.                              2,417,750
 30,000    Rohm & Haas Co.                                       1,220,625
                                                                 9,782,456
Capital Goods - 2.26%
125,000    Calgon Carbon Corp.                                     742,188
 35,000    Grainger (W.W.), Inc.                                 1,673,438
 50,000    Snap-On, Inc.                                         1,328,125
                                                                 3,743,750
Consumer Cyclical - 7.11%
 40,000    Block (H&R), Inc.                                     1,750,000
 14,000    Gannett Co., Inc.                                     1,141,875
 15,000    General Motors Corp.                                  1,090,313
 40,000    Genuine Parts Co.                                       992,500
 28,934    Limited, Inc.                                         1,253,204
 24,000    Masco Corp.                                             609,000
 48,900    Pharmacia & Upjohn, Inc.                              2,200,500
120,000    Stride Rite Corp.                                       780,000
 54,500    TJX Co., Inc.                                         1,113,844
  4,133    Too, Inc.                                                71,294
 19,644    Tyco International                                      763,661
                                                                11,766,190
Consumer Staples - 16.52%
 40,000    Alza Corp.                                            1,385,000
 30,000    Amgen, Inc.                                           1,801,875
  3,000    Anheuser-Busch Companies, Inc.                          212,625
105,000    Archer Daniels Midland Co.                            1,279,688
 40,000    Bard (C.R.), Inc.                                     2,120,000
 77,000    Brinker International                                 1,848,000
 24,000    Bristol-Myers Squibb Co.                              1,540,500
200,000    Covance, Inc.                                         2,162,500
 40,000    Dayton Hudson Corp                                    2,937,500
 16,000    Heinz (H.J.) Co.                                        637,000
 50,000    Kimberly-Clark Corp.                                  3,262,500
 23,700    Lance, Inc.                                             237,000
 40,000    McDonalds Corp.                                       1,612,500
 30,000    Merck & Co., Inc.                                     2,011,875
 65,400    Mylan Laboratories, Inc.                              1,647,263
 74,500    Pepsico                                               2,626,125
                                                                27,321,950
Energy - 6.88%
 20,000    Atlantic Richfield Co.                                1,730,000
 60,000    Halliburton Co.                                       2,415,000
 35,000    Kerr-McGee Corp.                                      2,170,000
 30,000    Phillips Petroleum Co.                                1,410,000
 24,000    Schlumberger Limited                                  1,350,000
 65,000    Union Pacific Resources Group, Inc.                     828,750
 60,000    USX-Marathon Group                                    1,481,250
                                                                11,385,000
Financial - 4.55%
 70,000    AON Corp.                                             2,800,000
100,000   Firstmerit Corp.                                       2,300,000
 60,500    Lincoln National Corp. Indiana                        2,420,000
                                                                 7,520,000
Technology - 26.99%
 35,000    Apple Computer, Inc.                                  3,598,438
 37,500    A T & T                                               1,903,125
 40,000    Boeing Co.                                            1,662,500
  3,000    Cisco Systems, Inc.                                     321,375
 23,625    Compaq Computer Corp.                                   639,352
 10,000    Electronic Data Systems Corp.                           669,375
 55,000    Gateway, Inc.                                         3,963,438
 43,500    Intel Corp.                                           3,580,594
 40,000    International Business Machines Corp.                 4,320,000
 40,000    Lucent Technologies, Inc.                             2,992,500
 80,000    Molex, Inc.                                           4,535,000
 32,000    Motorola, Inc.                                        4,712,000
 40,000    Novell, Inc.                                          1,592,500
 20,000    PE Corp-PE Biosystems, Inc.                           2,406,250
 50,000    Sun Microsystems                                      3,871,875
 40,000    Texas Instruments, Inc.                               3,875,000
                                                                44,643,320
Transportation & Services - 2.26%
 48,000    FDX Corp.                                             1,965,000
100,000    Southwest Airlines Co.                                1,618,750
  4,656    Transocean Sedco Forex Inc.                             156,849
                                                                 3,740,599
Utilities - 11.67%
 40,000    Ameren Corp.                                          1,310,000
 32,000    Bell Atlantic Corp.                                   1,970,000
 55,000    BellSouth Corp.                                       2,574,688
 27,067    Comsat Corp.                                            537,957
 65,000    Entergy Corp.                                         1,673,750
 43,000    Florida Progress Corp.                                1,819,438
  7,000    GTE Corp.                                               493,938
 50,000    SBC Communications, Inc.                              2,437,500
 50,000    Scana Corp.                                           1,343,750
 35,000    Texas Utilities Co.                                   1,244,688
 22,273    US West, Inc.                                         1,610,856
 75,000    Williams Companies, Inc.                              2,292,188
                                                                19,308,750

TOTAL COMMON STOCKS - 84.16%                                   139,212,016

  FACE                                                          MARKET
 AMOUNT   COMPANY                                               VALUE

CONVERTIBLE CORPORATE BONDS - 0.50%
$1,000,000     WMX Technologies, Inc., Cv. Sub. Notes,
               2.00%, due January 24, 2005                         823,750

SHORT-TERM CORPORATE NOTES - 13.35%
 1,000,000 American Tel & Telegraph Co.,
             5.86%, due February 4, 2000                           994,303
 1,500,000 Du Pont E I De Nemours & Co.,
             5.78%, due January 21, 2000                         1,494,943
 1,000,000 Gillette Co., 6.15%, due January 7, 2000                998,804
 1,000,000 Progress Cap Holdings Inc.
             5.33%, due January 10, 2000                           998,361
 1,500,000 Progress Cap Holdings Inc.,
             5.90%,  due January 14, 2000                        1,496,558
14,110,000 Northern Trust Repo, 3.50%, due January 3, 2000      14,110,000
 1,500,000 Wisconsin Electric Power Co.,
             6.10%, due January 12, 2000                         1,995,933

TOTAL SHORT-TERM CORPORATE NOTES  - 13.55%                      22,088,902

GOVERNMENT-SPONSORED ENTERPRISES - 1.80%
 2,000,000 Federal National Mortgage Assn.,
             5.47%, due January 20, 2000                         1,988,148
 1,000,000 Federal National Mortgage Assn.,
             5.50%, due January 20, 2000                           996,944

TOTAL GOVERNMENT-SPONSORED ENTERPRISES - 1.80%                   2,985,093

TOTAL INVESTMENTS - 99.82%                                     165,109,761

Other assets less liabilities - 0.18%                              304,923

TOTAL NET ASSETS - 100.00%
(equivalent to $19.12 per share; 20,000,000 shares
of $1.00 par value capital shares authorized; 8,648,551.690
shares outstanding)                                          $ 165,414,684

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           December 31, 1999 (unaudited)

Statement of Net Assets
                                                                MARKET
 SHARES   COMPANY                                               VALUE

STOCK SELECT PORTFOLIO
COMMON STOCKS - 95.96%
Basic Materials - 7.17%
  5,000    Brush Wellman, Inc.                               $      84,063
  7,500    Engelhard Corp.                                         141,563
  2,200    International Paper Co.                                 124,163
  2,350    Mallinckrodt Group, Inc.                                 74,759
  1,000    Weyerhaeuser Co.                                         71,813
                                                                   496,359
Capital Goods - 5.51%
    465    Armstrong World Industries, Inc.
  1,000    Cooper Industries, Inc.                                  40,438
  2,000    Emerson Electric Co.                                    114,750
  2,400    Grainger (W.W.), Inc.                                   114,750
  4,200    Snap-On, Inc.                                           111,563
                                                                   381,500
Consumer Cyclical - 10.88%
  1,000    American Greetings Corp.                                 23,625
  1,400    Block (H&R), Inc.                                        61,250
  1,000    Donnelley (R.R.) & Sons Co.                              24,813
  3,200    Genuine Parts Co.                                        79,400
  2,375    Knight Ridder, Inc.                                     141,313
  2,400    Limited, Inc.                                           103,950
  1,400    Pharmacia & Upjohn, Inc.                                 63,000
  3,900    Stride Rite Corp.                                        25,350
    257    Too, Inc.                                                 4,433
  6,000    TJX Co., Inc.                                           122,625
  2,000    TRW, Inc.                                               103,875
                                                                   753,633
Consumer Staples - 21.32%
    800    Alza Corp.                                               27,700
  1,800    Amgen, Inc.                                             108,113
    800    Anheuser-Busch Companies, Inc.                           56,700
  8,290    Archer Daniels Midland Co.                              101,034
  2,800    Bard (C.R.), Inc.                                       148,400
  2,000    Bristol-Myers Squibb Co.                                128,375
 11,400    Covance, Inc.                                           123,263
  4,300    Darden Restaurants, Inc.                                 77,938
  1,800    Dayton Hudson Corp.                                     132,188
    600    International Flavors & Fragrances, Inc.                 22,650
  1,800    Kimberly-Clark Corp.                                    117,450
  2,700    McDonalds Corp.                                         108,844
    900    Merck & Co., Inc.                                        60,356
  5,700    Mylan Laboratories, Inc.                                143,569
  3,400    Pepsico, Inc.                                           119,850
                                                                 1,476,428
Energy - 7.27%
  4,000    Burlington Resources, Inc.                              132,250
  3,000    Halliburton Co.                                         120,750
  1,400    Kerr-McGee Corp.                                         86,800
  4,300    Union Pacific Resources Group, Inc.                      54,825
  4,400    USX-Marathon Group                                      108,625
                                                                   503,250
Financial - 5.09%
  2,700    AON Corp.                                               108,000
  4,900    Firstmerit Corp.                                        112,700
  3,300    Lincoln National Corp. Indiana                          132,000
                                                                   352,700
Technology - 24.09%
  1,400    Apple Computer, Inc.                                    143,938
  1,000    AT & T                                                   50,750
  2,600    Boeing Co.                                              108,063
  2,600    Gateway, Inc.                                           187,363
  1,300    Hewlett-Packard Co.                                     148,119
  1,600    Intel Corp.                                             131,700
  1,130    International Business Machines Corp.                   122,040
  1,400    Lucent Technologies, Inc.                               104,738
  2,800    Molex, Inc.                                             158,725
  1,300    Motorola, Inc.                                          191,425
  2,400    Novell, Inc.                                             95,550
  2,120    Sun Microsystems                                        164,168
  2,700    Xerox Corp.                                              61,256
                                                                 1,667,833
Transportation & Services - 4.16%
  1,400    CNF Transportation, Inc.                                 48,300
  2,700    FDX Corp.                                               110,531
  8,000    Southwest Airlines Co.                                  129,500
                                                                   288,331
Utilities - 10.45%
    700    Ameren Corp.                                             22,925
  1,100    Bell Atlantic Corp.                                      67,719
  2,700    BellSouth Corp.                                         126,394
  4,000    Entergy Corp.                                           103,000
  1,600    Florida Progress Corp.                                   67,700
  1,300    GTE Corp.                                                91,731
  2,400    SBC Communications, Inc.                                117,000
    800    Scana Corp.                                              21,500
  1,600    Texas Utilities Co.                                      56,900
  1,600    Williams Companies, Inc.                                 48,900
                                                                   723,769

TOTAL COMMON STOCKS - 95.96%                                     6,643,803


  FACE                                                          MARKET
 AMOUNT   COMPANY                                               VALUE

REPURCHASE AGREEMENT -3.97%
$275,000  Northern Trust Co., 3.50%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               5.38%, due July 31, 2000)                           275,000

TOTAL INVESTMENTS - 99.93%                                       6,918,803

Other assets less liabilities - 0.07%                                5,032

TOTAL NET ASSETS - 100.00%
(equivalent to $10.10 per share; 20,000,000 shares of
$1.00 par value capital shares authorized; 685,204.196
shares outstanding)                                          $   6,923,835

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
                                                                      STOCK
                                                     STOCK            SELECT
ASSETS:
 Investment securities, at market value
   (identified cost $117,136,342 and
   6,746,763, respectively)                      $165,109,760    $  6,918,803
 Cash                                                  33,903          (1,592)
 Dividends receivable                                 195,910           6,624
 Interest receivable                                    8,667           -
     Total assets                                 165,348,240       6,923,835
NET ASSETS                                       $165,348,240    $  6,923,835

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)     $116,827,408    $  6,806,508
 Accumulated undistributed income:
   Net investment income                               15,028             932
   Net realized gain (loss) on investment
    transactions                                      726,834         (55,645)
 Net unrealized appreciation on investments        47,778,970         172,040
NET ASSETS APPLICABLE TO OUTSTANDING SHARES      $165,348,240    $  6,923,835

Capital shares, $1.00 par value
 Authorized                                        20,000,000      10,000,000

 Outstanding                                        8,648,552         685,204

NET ASSET VALUE PER SHARE                        $      19.12    $      10.10

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999, AND THE PERIOD MAY 17, 1999 (INCEPTION) TO JUNE 30, 1999
STATEMENT OF OPERATIONS
                                                                      STOCK
                                                     STOCK            SELECT

INVESTMENT INCOME:
 Income:
   Dividends                                      $ 1,251,925     $     31,531
   Interest                                           594,717           24,841
                                                    1,846,642           56,372
 Expenses:
   Management fees                                    723,766           20,499
   Government fees                                     12,481             -
                                                      736,247           20,499
     Net investment income                          1,110,395           35,873
REALIZED and unrealized gain ON INVESTMENTS:
 Net realized gain (loss) from investment
  transactions                                      3,586,480          (55,645)
 Increase (decrease) in net unrealized
   appreciation on investments                     (3,282,092)         140,653
     Net realized and unrealized gain (loss)
      on investments                                  304,388           85,008
     Net increase (decrease) in net assets
      resulting from operations                   $ 1,414,783     $    120,881

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in net assets

                                                                                            STOCK SELECT
                                              STOCK                        STOCK SELECT    FOR THE PERIOD
                                        SIX MONTHS ENDED      STOCK      SIX MONTHS ENDED   MAY 17, 1999
                                        DECEMBER 31, 1999   YEAR ENDED   DECEMBER 31, 1999 (INCEPTION) TO
                                           (UNAUDITED)    JUNE 30, 1999     (UNAUDITED)    JUNE 30, 1999
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                     $  1,110,395    $  3,493,940     $     35,873     $     2,697
 Net realized gain from investment
   transactions                               3,586,480      15,649,630          (55,645)          8,823
 Increase (decrease) in net unrealized
   appreciation on investments               (3,282,092)      4,475,877          140,653          31,387
   Net increase in net assets
     resulting from operations                1,414,783      23,619,447          120,881          42,907
 Net equalization included in the price
   of shares issued and redeemed                  -            (183,501)            -               -
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                         (984,938)     (3,667,370)          (8,823)           -
 In excess of net investment income               -             (78,521)            -               -
 Net realized gain (loss) from investment
    transactions                            (12,047,144)    (11,380,820)         (37,638)           -
   Decrease in net assets
     from distributions                     (13,032,082)    (15,126,711)         (46,461)           -
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from 447,090; 1,609,570;
   485,532 and 210,685 shares sold,
    respectively                              8,846,599      30,716,658        4,834,951       2,079,639
 Net asset value of 585,064; 369,217 and
   4,695 shares issued for reinvestment
     of distributions                        10,882,195       7,133,312           14,219            -
                                             19,728,794      37,849,970        4,849,170       2,079,639
 Cost of 1,258,342; 3,022,551; 6,842 and
   5,621 shares redeemed, respectively      (24,986,514)    (58,614,795)         (66,595)        (55,706)
   Net increase (decrease) in net assets
     from capital share transactions         (5,257,720)    (20,764,825)       4,782,575       2,023,933
     Net increase (decrease) in net assets  (16,875,019)    (12,455,590)       4,856,995       2,066,840
NET ASSETS:
 Beginning of period                        182,223,259     194,678,849        2,066,840            -
 End of period (including undistributed net
   investment income of ($67,019);
   ($78,521); ($78,521) and $2,697,
   respectively)                           $165,348,240    $182,223,259     $  6,923,835     $ 2,066,840

*Distributions to shareholders:
 Income dividends per share                $       0.12    $       0.41     $        .06     $      -
 Capital gains distribution per share      $       1.48    $       1.24     $        .01     $      -

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES - The Fund is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. Its shares are currently issued in two series (Stock and Stock Select) with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended December 31, 1999 (excluding commercial paper, repurchase agreements and short-term securities), were as follows:

                                   Other than
                               U.S. Government  U.S. Government
Stock Fund                        Securities       Securities
Purchases                         $ 86,138,453     $ 7,382,139
Proceeds from sales                106,752,837      10,993,469
Stock Select Fund
Purchases                         $  1,998,372     $     -
Proceeds from sales                     70,588           -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund, and of the other UMB Scout Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
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Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.